UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2022

WHEELS UP EXPERIENCE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39541	98-1617611
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 West 26th Street, Suite 900
New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 257-5252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	UP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	UP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Note Purchase Agreement

On October 14, 2022, Wheels Up Partners LLC (“WUP”), an indirect subsidiary of Wheels Up Experience Inc. (together with WUP, the “Company”), Wilmington Trust, National Association, as subordination agent and trustee and Wheels Up Class A-1 Loan Trust 2022-1, a Delaware statutory trust (the “Trust”), entered into a Note Purchase Agreement, dated as of October 14, 2022 (the “Note Purchase Agreement”). The Note Purchase Agreement provides for the initial issuance by WUP of Series A-1 equipment notes (the “Equipment Notes”) in the aggregate principal amount of $270.0 million secured by 134 of the Company’s owned aircraft fleet consisting of (i) 72 Beechcraft and Textron King Air B300 aircraft, (ii) 31 Cessna Citation Excel, XLS and X aircraft, and (iii) 31 Hawker Beechcraft and Raytheon 400A aircraft (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”). On October 14, 2022, the transactions contemplated by the Note Purchase Agreement (collectively, the “Equipment Note Financing”) were consummated as described below.

Indentures and Equipment Notes

Pursuant to the Note Purchase Agreement, the Equipment Notes were issued on October 14, 2022 under separate Trust Indentures and Mortgages (each, an “Indenture” and collectively, the “Indentures”) with respect to each Aircraft entered into by WUP and Wilmington Trust, National Association, as the mortgagee thereunder. The Equipment Notes bear interest at the rate of 12% per annum with annual amortization of principal amount equal to 10% per annum. The Equipment Notes were purchased by the Trust using the proceeds from loans made to the Trust pursuant to a Loan Agreement, dated as of October 14, 2022 (the “Loan Agreement”), by and among the Trust, each lender from time to time made party thereto, and Wilmington Trust, National Association, as facility agent and as security trustee for the lenders. The Equipment Notes were issued by WUP, and loans were made to the Trust, for gross proceeds equal to 96% of the principal amount of the Equipment Notes.

Interest on the Equipment Notes is payable quarterly on each January 15, April 15, July 15 and October 15, beginning on January 15, 2023. The principal payments of the Equipment Notes are scheduled for payment on the same dates as interest payments. The final expected distribution date of the Equipment Notes varies from July 15, 2025 to October 15, 2029 depending on the type of Aircraft, unless the Company redeems the Equipment Notes on an earlier date. The maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including a failure by WUP (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Equipment Notes when due, a failure to comply with certain covenants and certain bankruptcy events involving the Company or its guarantors.

WUP’s obligations under the Equipment Notes are guaranteed by the Company and certain of its subsidiaries. WUP is obligated to cause additional subsidiaries and affiliates of WUP to become guarantors under certain circumstances.

The Note Purchase Agreement and each Indenture and the related guarantees contain certain covenants, including a liquidity covenant that requires the Company to maintain minimum liquidity of $125 million, a covenant that limits the maximum loan to value ratio of all aircraft financed, subject to certain cure rights of the Company, and restrictive covenants that provide limitations under certain circumstances on, among other things: (i) certain acquisitions, mergers or disposals of its assets; (ii) making certain investments or entering into certain transactions with affiliates; (iii)  prepaying, redeeming or repurchasing the Equipment Notes, subject to certain exceptions; and (iv) paying dividends and making certain other specified restricted payments. Each Indenture contains customary events of default for transactions of this type, including cross-default provisions among the Equipment Notes.

The Equipment Notes issued with respect to each Aircraft are secured by a first-priority lien on such Aircraft and are cross-collateralized by the other Aircraft for which Equipment Notes were issued under the Indentures. The Equipment Notes will also be secured by a lien on certain intellectual property assets of the Company and certain of its subsidiaries. The Company may grant additional liens on such intellectual property assets that are senior in priority to the liens on such intellectual property assets that secure the Equipment Notes, subject to certain exceptions.

The foregoing description of the agreements described in this Current Report on Form 8-K are qualified in their entirety by reference to the respective agreements, copies of which are filed as Exhibits 4.1 through 4.9 hereto and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On October 17, 2022, the Company issued a press release regarding the issuance of the Equipment Notes pursuant to the Note Purchase Agreement and announcing that the Company’s financial results for the quarter ended September 30, 2022 will be released, and that the Company’s management will host a related conference call at 4:30 p.m., Eastern time, after the market closes on Wednesday, November 9, 2022. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of the control of the Company, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demands and growth potential of the markets for the products and services offered by the Company and its subsidiaries (collectively, the “Company Group”) and the Company Group’s ability to serve those markets; (ii) the degree of market acceptance and adoption of the Company Group’s products and services; (iii) the Company Group’s ability to develop innovative products and services and compete with other companies engaged in the private aviation industry; (iv) the Company Group’s ability to attract and retain customers; and (v) general economic and geopolitical conditions, including due to fluctuations in interest rates, inflation, foreign currencies, consumer and business spending decisions, and general levels of economic activity. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company Group’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (i) the Company Group’s obligations arising from the issuance of the Equipment Notes or related guarantees in connection with the Equipment Note Financing could impair the Company Group’s cash flow and liquidity, and limit the Company Group’s ability to pursue certain other business priorities or opportunities; (ii) covenants included in the transaction agreements for the Equipment Note Financing impose significant operating and financial restrictions on the Company Group, which could limit the Company Group’s ability to engage in, or prevent the Company Group from engaging in, certain business activities or operations or future financings, including certain limitations on, among other things: (a) certain acquisitions, mergers or disposals of the Company Group’s assets; (b) making certain investments or entering into certain transactions with affiliates; (c) prepaying, redeeming or repurchasing the Equipment Notes, subject to certain exceptions; and (d) paying dividends and making certain other specified restricted payments; and (iii) in the event the Company Group fails to comply with covenants included in the transaction agreements for the Equipment Note Financing or make payments in connection therewith when due, the Company Group would be in default under such agreements, which could, in turn, result in certain adverse consequences upon the exercise of remedies against the Company Group by the lenders or the trustee for the Equipment Note Financing that could include the Company Group’s indebtedness in respect of the Equipment Notes becoming immediately payable in full or the trustee proceeding against the collateral granted to them to secure such indebtedness, which consists of the Company Group’s aircraft and certain intellectual property assets, which could have a material adverse effect on the Company Group’s liquidity, business, results of operations and financial condition. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (“SEC”) by the Company on March 10, 2022, and other documents filed by the Company from time to time with the SEC. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company Group. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The Company does not give any assurance that the Company will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1±	Note Purchase Agreement, dated as of October 14, 2022, among Wheels Up Partners LLC, Wheels Up Class A-1 Loan Trust 2022-1 and Wilmington Trust, National Association, as subordination agent and trustee
4.2	Intercreditor Agreement, dated as of October 14, 2022, among Wheels Up Class A-1 Loan Trust 2022-1 and Wilmington Trust, National Association, not in its individual capacity except as described therein, but solely as subordination agent and trustee
4.3*	Form of Participation Agreement N[_____], among Wheels Up Partners LLC, Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee, Wheels Up Class A-1 Loan Trust 2022-1, and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as subordination agent (Exhibit B to Note Purchase Agreement) (included in Exhibit 4.1)
4.4*	Form of Trust Indenture and Mortgage N[_____], between Wheels Up Partners LLC and Wilmington Trust, National Association, not in its individual capacity, except as expressly stated therein, but solely as mortgagee (Exhibit C to Note Purchase Agreement) (included in Exhibit 4.1)
4.5	Form of Equipment Notes (included in Exhibit 4.4)
4.6	Guarantee, dated as of October 14, 2022 from each person listed in Schedule I thereto and each other person that becomes an additional guarantor pursuant thereto, to the beneficiaries listed in Schedule II thereto
4.7	Loan Agreement, dated as of October 14, 2022, by and among Wheels Up Class A-1 Loan Trust 2022-1, each lender from time to time party thereto, and their permitted successors and assigns, and Wilmington Trust, National Association, as facility agent and security trustee for the lenders
4.8	Security Agreement, dated as of October 14, 2022, among Wheels Up Class A-1 Loan Trust 2022-1 and Wilmington Trust, National Association, not in its individual capacity but solely as security trustee and the facility agent
4.9±	Security Agreement (Intellectual Property), dated as of October 14, 2022, among Wheels Up Partners LLC, certain affiliates of Wheels Up Partners LLC listed on the signature pages thereto, and Wilmington Trust, National Association, as loan trustee
99.1	Press Release, dated October 17, 2022
99.2*	Schedule I
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

__________

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.2 filed herewith contains a list of documents applicable to the Aircraft that relate to the issuance of the Equipment Notes, which documents are substantially identical to those which are filed herewith as Exhibits 4.3 and 4.4, except for the information identifying the Aircraft in question and various information relating to the principal amounts of the Equipment Notes relating to Aircraft. Exhibit 99.2 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.3 and 4.4 with respect to the Aircraft.
±	Certain schedules to such exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELS UP EXPERIENCE INC.

Date: October 17, 2022	By:	/s/ Kenneth Dichter
		Name:	Kenneth Dichter
		Title:	Chief Executive Officer